SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  July 15, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14351
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327917
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Marbrisa Apartments

In 1985, Marbrisa Apartments, Hillsborough County, Florida, was acquired by a joint venture (the "Joint Venture") in which the Partnership was general partner and an affiliate of the seller of the property (the "JV Partner") was the limited partner. The Partnership and the JV Partner held interests in the Joint Venture of 85% and 15%, respectively. The Partnership contributed approximately $3,789,000 towards the purchase of the property. In 1986, the seller defaulted on certain of its obligations under its management agreement with the Partnership. Pursuant to a settlement agreement, the JV Partner assigned its interest in the Joint Venture to the Partnership.

The property was acquired subject to first mortgage financing of approximately $6,695,000. The mortgage loan was refinanced in 1988 with a new loan in the amount of $5,700,000. The Partnership borrowed approximately $1,200,000 from the General Partner in connection with the refinancing. In 1993, the mortgage loan was again refinanced with a new mortgage loan in the amount of $5,500,000.

On July 15, 1996, the Joint Venture contracted to sell the property for a sale price of $8,100,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money and is required to deposit an additional $200,000 on or before August 19, 1996. The purchaser expects to assume the existing first mortgage loan which is expected to have an outstanding principal balance of approximately $5,375,000 at closing, scheduled for August 30, 1996. The remainder of the purchase price will be payable in cash at closing. From the proceeds of the sale, the Joint Venture will pay $182,250 to a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $81,000 for services rendered in connection with the sale of the property. The Joint Venture will receive the remaining proceeds of approximately $2,461,750, less closing costs. Of such proceeds, an amount not to exceed $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for its actual expenses incurred in connection with the sale.

The Partnership has simultaneously contracted to sell Steeplechase Apartments to the purchaser, as described elsewhere in this report, and the Partnership has recently sold or contracted to sell to the purchaser three other properties which it owns or in which it has a joint venture interest. In addition, affiliates of the General Partner have recently sold or contracted to sell 21 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of the lender. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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b) Steeplechase Apartments

In 1985, the Partnership acquired the Steeplechase Apartments, Lexington-Fayette, Kentucky, utilizing $4,474,205 of Partnership proceeds. The property was acquired subject to first mortgage financing of approximately $7,975,000. In 1987, the mortgage loan was refinanced with a new mortgage loan in the amount of $6,400,000. In connection with the refinancing, the Partnership made a principal repayment of approximately $1,680,000, which was
funded by a loan from the General Partner.   The mortgage loan was refinanced
again in 1993 with a new mortgage loan in the amount of $7,450,000. The Partnership received excess proceeds of approximately $1,200,000.

On July 15, 1996, the Partnership contracted to sell the property for a sale price of $11,500,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for August 30, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to be approximately $7,281,000 at closing and $172,000 as a brokerage commission to an affiliate of the third party providing property management services for the property. The Partnership will receive the remaining proceeds of approximately $4,047,000, less closing costs. Of such proceeds, an amount not to exceed $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The Partnership has simultaneously contracted to sell Marbrisa Apartments to the purchaser, as described elsewhere in this report, and the Partnership has recently sold or contracted to sell to the purchaser three other properties which it owns or in which it has a joint venture interest. In addition, affiliates of the General Partner have recently sold or contracted to sell 21 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5. ADDITIONAL INFORMATION
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Hunter's Glen Apartments

As previously reported, on June 30, 1996, the Partnership contracted to sell the Hunter's Glen Apartments, St. Louis County, Missouri, to ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $9,100,000. The Partnership and the purchaser have agreed to extend the closing date of the sale from August 1, 1996 to August 15, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and letter agreements thereto relating to the sale of the Marbrisa apartment complex, Hillsborough County, Florida.

               (b) Agreement of Sale and letter agreement thereto relating to the sale of the Steeplechase apartment complex, Lexington-Fayette, Kentucky.

          (99) Letter Agreement relating to the sale of the Hunter's Glen apartment complex, St. Louis County, Missouri.


     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVII, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  July 29, 1996
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